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                                                                    Exhibit 10.4



Deloitte Touche Tohmatsu                                            DELOITTE
Av. Presidente Wilson 231-22 (degree)                               TOUCHE
20030-021 - Rio de Janeiro - RJ                                     TOHMATSU
Brasil


Telefone: (21)524-1281
Fac-simile: (21)220-3876
www.deloitte.com.br


Consent of Independent Public Accountants


As Independent Public Accountants, we hereby consent to the use in this Annual Report on Form 20-F, as amended, filed by Companhia Vale do Rio Doce (Registration No. 000-26030), which is incorporated by reference in the Registration Statement on Form F-3 (Registration No. 333-82136), of our report dated January 17, 2001, relating to the financial statements of ALUNORTE-Alumina do Norte do Brasil S.A. for the years ended December 31, 2000 and 1999 which is included in such Annual Report.


/s/ DELOITTE TOUCHE TOHMATSU

DELOITTE TOUCHE TOHMATSU
Independent Auditors

Rio de Janeiro, Brazil, March 6, 2002